UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23802

Destiny Tech100 Inc.

(Exact name of registrant as specified in charter)

1401 Lavaca Street, #144

Austin, TX 78701

(Address of principal executive offices) (Zip code)

Sohail Prasad

c/o Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701

(Name and address of agent for service)

(415) 639-9966

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

D/XYZ

# DESTINY TECH100 INC

# ANNUAL SHAREHOLDER REPORT

# DECEMBER 31, 2023

This annual shareholder report contains important information about Destiny Tech100 Inc. for the period of January 1, 2023 to December 31, 2023. You can find additional information about the fund at d.xyz. You can also request this information by contacting us at 415-639-9966 or ir@destiny.xyz

Table of Contents

Manager’s Commentary (Unaudited)	2
Performance and Graphical Illustrations (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	25
Additional Information (Unaudited)	26
Privacy Policy (Unaudited)	27
Directors and Officers (Unaudited)	29

Destiny Tech100 Inc.

Manager’s Commentary (Unaudited)
As of December 31, 2023

Dear Shareholders:

For the 12 months ended December 31, 2023, the investments held by Destiny Tech100 (the “Fund”) generated a return of -7.3%1. This compares to a 43.4% return for the Nasdaq Composite Index, a benchmark, over the same period.

This year’s market environment followed the trend set in the latter half of 2022. Interest rates continued to affect a broad spectrum of asset classes and economic sectors, as the Federal Reserve signaled a commitment to maintaining a “higher for longer” approach to rates.

Higher nominal and real rates enhance the appeal of alternatives like credit, raising the hurdle rate for risk assets – a shift that was priced into the stocks of public tech companies last year. However, limits to secondary liquidity and wide bid-ask spreads delayed a similar repricing in private company shares. These factors have impeded price discovery and are further complicated by many private firms choosing to conserve cash and extend runway rather than accept reduced valuations.

Fortunately, forecasting macroeconomic thunderstorms is not our focus. The art of building and investing in businesses is one of grit, patience, and a recognition that the progress of a product that matters is rarely linear. One of the most important inputs to success is time.

The Tech100 currently maintains positions in 23 private companies, with over 40% of the portfolio concentrated in aviation and aerospace businesses such as SpaceX, Relativity Space, and Boom Supersonic that were underwritten assuming a 5-10 year time horizon. We remain optimistic with respect to the intrinsic growth of these holdings, which should converge with portfolio performance over time.

One of the two investments we made this year exemplifies this strategy: we increased our position in Axiom Space, which now represents approximately 10% of the portfolio. Led by the former head of NASA’s international space station (ISS) program, Axiom has secured a sole-source contract to build the successor to the ISS and intends to use the proceeds from this project to build the first generation of commercial space destinations. As with the other companies in our portfolio, the execution of this vision needs to be consistent, but the results will be lumpy.

Additionally, on December 22nd, the SEC declared our resale registration statement effective. With this milestone met, we’re now anticipating a listing on the NYSE in Q1 or Q2 2024.

We appreciate your continued support and look forward to an exciting year ahead.

Sincerely,

Sohail Prasad

1	Performance represents the depreciation on investments for the one-year period of December 31, 2022 to December 31, 2023.

Destiny Tech100 Inc.

Performance and Graphical Illustrations
December 31, 2023 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2023 compared to its benchmark:

Fund/Index	One-Year	Annualized Since Inception (a)
Destiny Tech100 Inc. - NAV	(7.29)%	(23.24)%
Fund Benchmark
NASDAQ Composite Index (b)	43.42%	19.51%

Comparison of Change in Value of 10,000 Initial Investment

*

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on December 31, 2023.

(a)	The Fund commenced operations on May 12, 2022. The performance is based on average annual returns.

(b)

The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2023

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Private Investments, at fair value 101.11%
	Agreement for Future Delivery of Common Shares 3.19%
	Financial Technology 3.18%
1,540	Plaid, Inc. (a)(b)(c)(d)	02/15/22	$1,110,340	$284,900
49,075	Stripe, Inc. (a)(b)(c)(e)	01/10/22	3,478,813	1,394,712
	Total Agreement for Future Delivery of Common Shares		4,589,153	1,679,612

	Common Stocks 64.93%
	Aviation/Aerospace 37.72%
63,846	Relativity Space, LLC (a)(b)(c)(f)	12/28/21	1,659,996	1,447,389
9,100	Space Exploration Technologies Corp.(a)(b)(c)(g)	06/09/22	618,618	882,700
135,135	Space Exploration Technologies Corp. (a)(b)(c)(g)	06/27/22	10,009,990	13,108,094
47,143	Space Exploration Technologies Corp.(a)(b)(c)(g)	06/08/22	3,419,945	4,415,413
			15,708,549	19,853,596
	Education Services 3.03%
106,136	ClassDojo, Inc. (a)(b)(c)	11/19/21	3,000,018	1,592,040

	Enterprise Software 4.90%
88,885	Automation Anywhere, Inc. (a)(b)(c)	12/30/21	2,609,219	480,868
110,234	SuperHuman Labs, Inc. (a)(b)(c)	06/25/21	2,999,996	2,099,958
			5,609,215	2,580,826
	Financial Technology 12.49%
90,952	CElegans Labs, Inc. (a)(b)(c)	11/23/21	2,999,977	1,251,500
3,077	Klarna Bank AB (a)(b)(c)	03/16/22	4,657,660	615,400
55,555	Public Holdings, Inc. (a)(b)(c)	07/22/21	999,990	777,770
8,200	Revolut Group Holdings Ltd. (a)(b)(c)	12/08/21	5,275,185	1,804,000
117,941	Brex, Inc. (a)(b)(c)(f)	03/02/22	4,130,298	2,122,938
			18,063,110	6,571,608
	Gaming/Entertainment 4.07%
4,946	Epic Games, Inc. (a)(b)(c)(f)	12/31/21	6,998,590	2,141,618

	Mobile Commerce 1.97%
44,181	Maplebear, Inc. (a)(c)	9/27/2023	6,419,399	1,036,928

	Social Media 0.56%
1,069	Discord, Inc. (a)(b)(c)	03/01/22	724,942	293,975

	Supply Chain/Logistics 0.19%
26,000	Flexport, Inc. (a)(b)(c)	03/29/22	520,000	97,500
	Total Common Stocks		57,043,823	34,168,091

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2023 (continued)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Convertible Notes 4.66%
	Aviation/Aerospace 4.66%
$2,000,000	Boom Technology, Inc., 5.00% 01/09/2027 (b)(c)	02/18/22	$2,000,000	$2,450,000
	Total Convertible Notes		2,000,000	2,450,000

	Preferred Stocks 15.35%
	Aviation/Aerospace 9.75%
8,879	Axiom Space, Inc. Series C Preferred Stock (a)(b)(c)	01/18/23	1,499,929	1,499,929
21,517	Axiom Space, Inc. Series C-1 Preferred Stock (a)(b)(c)	12/22/21	3,179,754	3,634,867
			4,679,683	5,134,796
	Financial Technology 3.60%
45,455	Bolt Financial, Inc., Series C Preferred Stock (a)(c)(f)(h)	03/08/22	2,000,020	149,265
60,250	Chime Financial Inc. - Series A Preferred Stock (a)(b)(c)	12/30/21	5,150,748	994,125
176,886	Jeeves, Inc. - Series C Preferred Stock (a)(b)(c)	04/05/22	749,997	749,997
			7,900,765	1,893,387
	Food Products 1.31%
52,000	Impossible Foods, Inc. - Series A Preferred Stock (a)(b)(c)	06/17/22	1,272,986	265,200
82,781	Impossible Foods, Inc. - Series H Preferred Stock (a)(b)(c)(f)	11/04/21	2,098,940	422,185
			3,371,926	687,385
	Social Media 0.69%
1,311	Discord, Inc. - Series G Preferred Stock (a)(b)(c)	03/01/22	889,055	360,525
	Total Preferred Stocks		16,841,429	8,076,093

	Special Purpose Vehicles 3.80%
	Artificial Intelligence 3.80%
11,236	DXYZ OAI I LLC (a)(b)(c)(i)	12/18/23	2,010,008	2,000,008
	Total Special Purpose Vehicles		2,010,008	2,000,008

	Short-Term Investments 9.19%
	Money Market 9.19%
4,833,833	First American Treasury Obligations, Class X, 5.28% (j)	05/08/23	4,833,833	4,833,833
	Total Short-Term Investments		4,833,833	4,833,833

	Total Investments, at fair value — 101.11% (Cost $87,318,246)			$53,207,637
	Other Assets Less Liabilities — (1.11%)			(584,104)
	Net Assets — 100.00%			$52,623,533

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2023 (continued)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Securities by Country as a Percentage of Investments Fair Value
	United States 95.45%
	Common Stocks		$47,110,978	$31,748,691
	Convertible Notes		2,000,000	2,450,000
	Preferred Stocks		16,841,429	8,076,093
	Agreement for Future Delivery of Common Shares		4,589,153	1,679,612
	Special Purpose Vehicles		2,010,008	2,000,008
	Money Market		4,833,833	4,833,833
	Total United States		$77,385,401	$50,788,237

	United Kingdom 3.39%
	Common Stocks		5,275,185	1,804,000
	Total United Kingdom		$5,275,185	$1,804,000

	Sweden 1.16%
	Common Stocks		4,657,660	615,400
	Total Sweden		$4,657,660	$615,400

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unobservable inputs.

(c)	Restricted investments as to resale.

(d)

Investment is a Special Purpose Vehicles (“SPVs”) that holds multiple forward agreements that represent common shares of Plaid, Inc. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The aggregate total of the forward contracts for each SPV represents less than 5% of Fund’s net assets.

(e)

Investment is a SPV that holds multiple forward agreements that represent common shares of Stripe, Inc. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The aggregate total of the forward contracts represents less than 5% of the Fund’s net assets.

(f)

These securities have been purchased through SPVs in which the Fund has a direct investment of ownership units. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage.

(g)

These securities have been purchased through SPVs in which the Fund has a direct investment of ownership units. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage. The SPVs have either directly invested in SpaceX or indirectly invested in SpaceX through a SPV.

(h)	Valued using net asset value as practical expedient.

(i)

These securities will be purchased through a SPV in which the Fund has a direct investment of ownership units. The shares, cost basis and fair value stated are determined based on the underlying securities to be purchased by the SPV and the Fund’s ownership percentage. The SPV intends to invest 100% of its capital in OpenAI. As of December 31, 2023, 0% was invested in OpenAI (see Note 10).

(j)	Rate disclosed is the seven-day effective yield as of December 31, 2023.

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Assets and Liabilities
As of December 31, 2023

Assets
Investments, at fair value (Cost – $87,318,246)	$53,207,637
Prepaid insurance	61,941
Interest receivable	192,382
Total Assets	53,461,960

Liabilities
Management fee payable	443,313
Fund administration fee payable	102,597
Due to Organizer (see Note 5)	65,767
Professional fees payable	221,750
Other fees payable	5,000
Total Liabilities	838,427
Commitments and contingencies (Note 6)
Net Assets	$52,623,533

Net Assets Consist Of:
Paid-in-capital (500,000,000 shares authorized, $0.00001 par value)	86,073,318
Total accumulated deficit	(33,449,785)
Net Assets applicable to Common Shareholders	$52,623,533

Net Asset Value Per Share
Net assets applicable to Common Shareholders	$52,623,533
Common Shares of beneficial interest outstanding, at $0.00001 par value; 500,000,000 shares authorized, 10,879,905 shares issued and outstanding	10,879,905
Net Asset Value Per Share applicable to Common Shareholders	$4.84

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Operations
For the Year Ended December 31, 2023

Investment Income
Interest income	$102,383
Dividend income	258,077
Total investment income	360,460

Expenses
Management fees (see Note 5)	1,790,368
Legal fees	369,046
Audit and tax fees	303,935
Trustee fees	230,978
Pricing fees	162,500
Chief compliance and principal financial officer fees	112,742
Offering costs	72,170
Other expenses	171,112
Total Expenses	3,212,851

Net Investment Loss	(2,852,391)

Change in unrealized fair value of warrants (See Note 4)	3,571,824
Change in unrealized fair value on investments	(4,859,940)
Net Realized and Unrealized Loss	(1,288,116)

Net Decrease in Net Assets from Operations	$(4,140,507)

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations
Net investment gain/(loss)	$(2,852,391)	$(2,939,115)
Recognition of conversion of SAFE note liabilities to Common Shares	—	25,375,657
Change in unrealized fair value of warrants (see Note 4)	3,571,824	1,441,461
Change in unrealized fair value on SAFE note liabilities	—	677,092
Change in unrealized fair value on investments	(4,859,940)	(28,483,048)
Increase/(decrease) in net assets resulting from operations	(4,140,507)	(3,927,953)

Distributions to Shareholders
From distributable earnings	—	—
Total distributions to Fund shareholders	—	—

Capital Share Transactions
Conversion to SAFE notes	—	64,697,000 (1)
Increase/(decrease) in net assets from capital share transactions	—	64,697,000
Total increase/(decrease) in net assets	(4,140,507)	60,769,047

Net Assets
Beginning of period	56,764,040	(4,005,007)
End of period	$52,623,533	$56,764,040

Capital Share Activity
Conversion to SAFE notes	—	9,424,629 (1)
Reverse stock split	—	(1,044,724)
Net increase in shares outstanding	—	8,379,905
Shares outstanding, beginning of period	10,879,905	2,500,000
Shares outstanding, end of period	10,879,905	10,879,905

(1)

On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Cash Flows
For the Year Ended December 31, 2023

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(4,140,507)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in unrealized fair value of warrants (see Note 4)	(3,571,824)
Change in unrealized fair value on investments	4,859,940
Purchase of investments	(13,578,995)
Sale of investments	5,115,526
Deferred offering costs	72,170
Changes in operating assets and liabilities:
Decrease in management fee payable	(26,253)
Decrease in fund administration fee payable	(66,861)
Decrease in professional fees payable	(70,501)
Decrease in organization cost payable to organizer	(70,202)
Decrease in other fees payable	(27,653)
Increase in interest receivable	(8,132)
Increase in prepaid insurance	(61,941)
Decrease in due to organizer	(159,057)
Net cash used in operating activities	(11,734,290)

Cash used in investing activities	—

Cash Flows from Financing Activities
Paid to shareholders	(75,000)
Offering costs paid to organizer	(216,510)
Net cash used in financing activities	(291,510)

Net Decrease in cash	(12,025,800)
Cash, beginning of period	12,025,800

Cash, end of period	$—

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Financial Highlights

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022(1)(2)
Net Asset Value, Beginning of Period	$5.22	$(1.60)

Income from Investment Operations
Net investment income/(loss)(3)	(0.26)	(0.27)
Recognition of conversion of SAFE note liabilities to Common Shares	—	2.33
Change in unrealized fair value of warrants (see Note 4)	0.32	0.13
Change in unrealized fair value on SAFE note liabilities	—	0.06
Change in unrealized fair value on investments	(0.44)	(2.61)
Total income/(loss) from investment operations and recognition of conversion of SAFE note liabilities to Common Shares	(0.38)	(0.36)

Distributions to Shareholders
From net investment income	—	—
From return of capital	—	—
Total distributions	—	—
Effect of shares issued from SAFE note conversion to Common Shares	—	7.18
Increase/(Decrease) in Net Asset Value	(0.38)	6.82
Net Asset Value, End of Period	$4.84	$5.22

Total Return (4)	(7.29)%	426.08	%(5)

Supplemental Data and Ratios
Net assets attributable to common shares, end of period (000s)	$52,624	$56,764
Ratio of expenses to average net assets (6)	(5.92)%	(5.13)%
Ratio of net investment income to average net assets (6)	(5.25)%	(4.82)%
Portfolio turnover rate (7)	0.09%	0.24%

(1)

The Fund commenced operations on January 25, 2021. For the period from January 25, 2021 to May 11, 2022, the Organizer was the sole owner of the Fund’s shares of common stock of 2,500,000 shares. Financial Highlights were not presented for the Fund for the 2021 period.

(2)

On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issues and outstanding.

(3)	Calculated using the average shares method.

(4)	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or the sale of Fund shares. Returns for period less than a year are not annualized.

(5)

Total return has been calculated using the absolute value of the initial Net Asset Value due to a negative Net Asset Value as of January 1, 2022. The total return for the fund has been calculated for shareholders owning shares for the entire period and does not represent the return for holders of SAFE notes that converted to common stock during the year ended December 31, 2022.

(6)	Ratios do not include expenses of underlying private investments in which the Fund invests.

(7)

Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Notes to Financial Statements
December 31, 2023

(1)    Organization

Destiny Tech100 Inc. (the “Fund”) was formed on November 18, 2020, as a Maryland corporation and commenced operations on January 25, 2021. On May 13, 2022, the Fund registered with the Securities and Exchange Commission as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company. On December 22, 2023, the Fund’s Registration Statement on Form N-2 relating to the resale of up to 1,455,276 shares of the Fund’s common stock was declared effective by the Securities and Exchange Commission. The Fund intends to apply to have the common stock listed on the New York Stock Exchange (the “NYSE”) under the symbol “DXYZ”.

Destiny Advisors LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund. The Adviser is responsible for the overall management and affairs of the Fund and has full discretion to invest the assets of the Fund in a manner consistent with the Fund’s investment objective.

The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide the Fund with economic exposure to the equity securities of such issuer. The Fund will invest principally in the equity and equity-linked securities of what it believes to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. The Fund may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria. The Fund concentrates its investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. We intend to be treated, and continue to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year in which we qualify for such treatment. No assurance can be provided that we will qualify as a RIC for any taxable year.

The Adviser is a wholly-owned subsidiary of Destiny XYZ Inc. (the “Organizer”). The Organizer manages and controls the Adviser.

The Fund’s board of directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the directors of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

(2)    Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. All accounts are stated in U.S. dollars unless otherwise noted. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a)    Investments

Investments in securities, including through SPVs, are recorded on the trade date, the date on which the Fund agrees to purchase or sell the securities.

The Fund may invest in SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The Fund does not have information as to the identities of the shareholders; however, counterparty risk is mitigated by the fact that there is not a single counterparty on the opposite side of the forward contracts.

The Fund may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. This may involve counterparty promises of future performance, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the Fund’s performance. The Fund’s ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures the Fund takes to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

The organizer of each SPV holding forward contracts may carry an insurance policy at their own expense to protect the SPV against certain insured risks with respect to the forward purchase contracts. Insured risks include (i) an intentional attempt by a shareholder to deceive the organizer or the SPV or a failure to honor an obligation under, or refusal to settle, an obligation to the SPV; (ii) certain events of bankruptcy; and (iii) in the case of death of a shareholder, the refusal of the shareholder’s heirs, beneficiary, or estate to honor the obligation.

In cases where the Fund purchases a forward contract through a secondary marketplace, it may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty. In such cases, the Fund will not be a direct beneficiary of the portfolio company’s securities or related instruments. Instead, it would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Realized gains or losses on dispositions of investments represent the difference between the original cost of the investment, based on the specific identification method, and the proceeds received from the sale. The Fund applies a fair value accounting policy to its investments with changes in unrealized gains and losses recognized in the statement of operations as a component of net unrealized gain (loss).

(b)    Income Taxes

For the year ended December 31, 2022 and for the period from November 11, 2020 (date of inception) through December 31, 2021, the Company was subject to tax as a corporation. The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with its taxable year ended December 31, 2023. As a RIC, the Fund will be required to comply with certain regulatory requirements.

The Fund records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions as of and through December 31, 2023.

(c)    Cash and Cash Equivalents

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(d)    Income and Expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex- dividend date. Expenses are recognized on an accrual basis as incurred.

Offering costs were accounted for as deferred costs until the Fund registered as an investment company under the 1940 Act and were then amortized to expense over twelve months on a straight-line basis. These costs consist of fees for the legal preparation and filing fees associated with the private offering. As of December 31, 2023, $72,170 of offering costs originally accounted for as deferred costs have been amortized to expense in the Statement of Operations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income.

(e)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported in the financial statements. Because of the uncertainties associated with estimation, actual results could differ from those estimates used in preparing the accompanying financial statements.

(f)    Concentrations of Credit Risk

Financial instruments which potentially expose the Fund to concentrations of credit risk consist of cash and cash equivalents. The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally-insured limits.

(g)    Risks and Uncertainties

All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risk that values will fluctuate as a result of changing expectations for the economy and individual investors.

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the Securities and Exchange Commission’s (the “SEC”) standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

(h)    Restricted securities

Restricted securities are securities of privately-held companies that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Adviser. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Adviser. As of December 31, 2023, there is no expected date for such restrictions to be removed for the Fund’s restricted securities, with the exception of Maplebear, Inc., in which the lock-up restriction expired on February 15, 2024.

Additional information on each restricted investment held by the Fund on December 31, 2023 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Automation Anywhere, Inc.	12/30/2021	$2,609,219	$480,868	0.91%
Axiom Space, Inc. Series C Preferred Stock	01/18/2023	1,499,929	1,499,929	2.85%
Axiom Space, Inc. Series C-1 Preferred Stock	12/22/2021	3,179,754	3,634,867	6.91%
Bolt Financial, Inc., Series C Preferred Stock	03/08/2022	2,000,020	149,265	0.28%
Boom Technology, Inc.	02/18/2022	2,000,000	2,450,000	4.66%
Brex, Inc.	03/02/2022	4,130,298	2,122,938	4.03%
CElegans Labs, Inc.	11/23/2021	2,999,977	1,251,500	2.37%
Chime Financial Inc. - Series A Preferred Stock	12/30/2021	5,150,748	994,125	1.89%
ClassDojo, Inc.	11/19/2021	3,000,018	1,592,040	3.03%
Discord, Inc.	03/01/2022	724,942	293,975	0.56%
Discord, Inc. - Series G Preferred Stock	03/01/2022	889,055	360,525	0.69%
DXYZ OAI I LLC	12/18/2023	2,010,008	2,000,008	3.80%
Epic Games, Inc.	12/31/2021	6,998,590	2,141,618	4.07%
Flexport, Inc.	03/29/2022	520,000	97,500	0.19%
Impossible Foods, Inc. - Series A Preferred Stock	06/17/2022	1,272,986	265,200	0.49%
Impossible Foods, Inc. - Series H Preferred Stock	11/04/2021	2,098,940	422,185	0.80%
Jeeves, Inc. - Series C Preferred Stock	04/05/2022	749,997	749,997	1.43%
Klarna Bank AB	03/16/2022	4,657,660	615,400	1.17%
Maplebear, Inc.	09/27/2023	6,419,399	1,036,928	1.97%
Plaid, Inc.	02/15/2022	1,110,340	284,900	0.54%
Public Holdings, Inc.	07/22/2021	999,990	777,770	1.48%
Relativity Space, LLC	12/28/2021	1,659,996	1,447,389	2.75%
Revolut Group Holdings Ltd.	12/08/2021	5,275,185	1,804,000	3.43%
Space Exploration Technologies Corp.	06/27/2022	10,009,990	13,108,094	24.91%
Space Exploration Technologies Corp., Class A and Class C	06/08/2022	3,419,945	4,415,413	8.39%
Space Exploration Technologies Corp., Series A	06/09/2022	618,618	882,700	1.68%
Stripe, Inc.	01/10/2022	3,478,813	1,394,712	2.65%
Superhuman Labs, Inc.	06/25/2021	2,999,996	2,099,958	3.99%
Total Investments		$82,484,413	$48,373,804	91.92%

(3)    Fair Value Measurements

The Fund’s Fair Valuation Procedures incorporate the principles found in Rule 2a-5 of the 1940 Act in conjunction with Topic 820 (“ASC 820”) of the Financial Accounting Standards Board (“FASB”). Rule 2a-5 was created to address valuation practices with respect to the investments of a registered investment company and the oversight role performed by the Board in the valuation process. The Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:

Readily Available (Level I) – Investments that trade frequently, for which pricing quotations in active markets are easily accessible.

Limited Availability (Level II) – Investments lacking easily recognizable market data, but where certain other observable data points exist such as market quotes for similar investments, and other observable market conditions such as interest rates, yield curves, default rates, etc.

Unavailable (Level III) – Investments where there is virtually no market data available, with no observable market data points or inputs. Fair value may be derived from professional judgments and assumptions in the form of an analysis that considers relevant factors and criteria determined in good faith, using a methodology such as liquidation basis, present value of cash flows, income approach, etc. or an independent third-party appraisal, should the committee feel the need to engage one.

Investments in publicly traded securities are generally carried at the closing price on the last trading day of the reporting period, while private investments are carried at fair value, estimated using applicable methodologies or are valued at their NAV as a practical expedient. In instances where a public or private real estate market transaction is not sufficiently similar to the investment being valued, alternative valuation methodologies shall be utilized. The determined fair value may be discounted even further on account of factors including but not limited to capital and risk structure, restrictions on resale, and ownership structure.

The Fund is registered under the 1940 Act. The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s statement of operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the statement of operations.

Private investments are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value, and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment represents the amount that the Fund could reasonably expect to receive from the investment if the Fund’s investment is withdrawn at the measurement date based on NAV.

Investments in private financial instruments or securities for which no readily available pricing is available may be valued by an independent reputable third-party service provider on a quarterly basis or as needed. This includes securities for which the use of NAV as a practical expedient is permitted under U.S. GAAP because their value is not based on unadjusted quoted prices. In conjunction with input from the independent third-party valuation agent, the Adviser, as the Valuation Designee, shall value each Level III Investment on a quarterly basis.

The methods commonly used to develop indications of value for an asset are the Income, Market, and Cost Approaches. Each valuation technique is detailed in ASC 820.

The Income Approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques.

The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). For example, valuation techniques consistent with the market approach often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering factors specific to the measurement (qualitative and quantitative).

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

The Cost Approach is based on the amount that currently would be required to replace the service capacity of an asset (often referred to as current replacement cost). From the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence. Obsolescence encompasses physical deterioration, functional (technological) obsolescence, and economic (external) obsolescence and is broader than depreciation for financial reporting purposes (an allocation of historical cost) or tax purposes (based on specified service lives).

At various times, the Fund may utilize Special Purpose Vehicles (“SPV”) and similar structures in the investment process. The Fund advances money to these SPVs for the specific purpose of investing in securities of a single private issuer (an “SPV Investment”) either directly or indirectly through a SPV. When the Fund makes an SPV Investment, the investment is held through the Fund‘s interest in the respective SPV. The Fund presents and fair values its SPV Investments in the financial statements as if they were owned directly by the Fund and has disregarded the SPVs for presentation purposes as a result of the following: (1) an SPV Investment is the sole activity of the SPV; (2) the Fund’s underlying ownership of an SPV Investment is proportionate to the Fund’s contributions made to the SPV; and

(3) the Fund will receive its proportionate share of the cash proceeds as the SPV Investment is monetized and distributed. The Schedule of Investments presents the direct investment of the SPVs with material positions in the Fund. The SPVs may incur a tax liability associated with distributions made by underlying portfolio investments. If an SPV charges management fees, those fees will adjust the cost of the SPV.

Investments in SPVs consist of an investment by the Fund in an entity that invests directly in the common or preferred stock of a portfolio company. Investments in SPVs are generally valued using the same fair value techniques for the securities held by the Fund once the investment has been made by the SPV into the underlying portfolio company and are categorized as Level 3 in the fair value hierarchy. The investments in an SPV that have yet to purchase the underlying securities are held at cost and are categorized as Level 3 in the fair value hierarchy. The Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of December 31, 2023:

Assets

Investment	Level 1	Level 2	Level 3	Practical Expedient	Total
Agreement for Future Delivery of Common Shares(a)	$—	$—	$1,679,612	$—	$1,679,612
Common Stocks	1,036,928	—	33,131,163	—	34,168,091
Convertible Notes	—	—	2,450,000		2,450,000
Preferred Stocks	—	—	7,926,828	149,265	8,076,093
Special Purpose Vehicles	—	—	2,000,008	—	2,000,008
Money Market	4,833,833	—	—	—	4,833,833
Total	$5,870,761	$—	$47,187,611	$149,265	$53,207,637

(a)

Certain investments are held through SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Assets

Investments	Balance as of December 31, 2022	Purchase of Investments	Proceeds from Sale of Investments	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Note Converted to Stock	Transfers out of Level 3(b)	Balance as of December 31, 2023
Agreement for Future Delivery of Common Shares(a)	$2,267,317	$—	$—	$—	$(587,705)	$—	$—	$1,679,612
Common Stocks	35,500,566	29,944	—	—	(1,362,419)	—	(1,036,928)	33,131,163
Convertible Notes	5,634,867	—	—	—	450,000	(3,634,867)	—	2,450,000
Preferred Stocks	6,201,358	1,589,684	—	—	(3,349,816)	3,634,867	(149,265)	7,926,828
Special Purpose Vehicles	—	2,010,008	—	—	(10,000)	—	—	2,000,008
Total	$49,604,108	$3,629,636	$—	$—	$(4,859,940)	$—	$(1,186,193)	$47,187,611

(a)

Certain investments are held through SPVs that holds forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(b)	Level 3 transfers are done using fair market value as of December 31, 2023.

Liabilities

	Balance as of December 31, 2022	Issuance of Liabilities	Conversion of SAFE Notes to Common Stock	Net Realized Gain (Loss) on Conversion of Liabilities	Net Change in Unrealized Appreciation (Depreciation) on Liabilities	Balance as of December 31, 2023
Warrants (see Note 4)	$(3,571,824)	$—	$—	$—	$3,571,824	$—
Total	$(3,571,824)	$—	$—	$—	$3,571,824	$—

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2023:

Level 3 Investments	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Assets
Agreement for Future Delivery of Common Shares(a)	$1,679,612	Market Approach	Indicative Broker Quotes	$185.00
		Market Approach	Recent Transaction Price	N/A
Common Stocks	$33,131,163	Market Approach	Recent Transaction Price	N/A
		Market Approach	Adjusted Recent Transaction Prices	$15.00 - $93.66
		Market Approach	Volume Weighted Average Price	$4.50 - $275.00/($51.18)
		Market Approach	Indicative Broker Quotes	$3.50 - $300.00
Convertible Notes	$2,450,000	Market Approach	Probability Weighted Financing Round	75%
Preferred Stocks	$7,926,828	Cost Approach	Acquisition Price	N/A
		Market Approach	Volume Weighted Average Price	$4.50 - $5.25/($5.10)
		Market Approach	Recent Transaction Price	N/A
		Market Approach	Indicative Broker Quotes	$250.00 -$300.00/($275.00)
Special Purpose Vehicles	$2,000,008	Cost Approach	Acquisition Price	N/A
Total	$47,187,611

(a)

Certain investments are held through an SPV that holds forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(4)    Capital Transactions

On January 25, 2021, the Organizer purchased 2,500,000 shares of the Fund’s common stock, par value $0.00001, for $25,000.

In January 2021, the Fund commenced a private offering (the “Private Offering”) of Simple Agreements for Future Equity (“SAFEs”) pursuant to Rule 506(b) under the Securities Act of 1933, as amended, to a limited number of qualified purchasers, as such term is defined under Section 2(a)(51)(A) of the 1940 Act. A SAFE is an investment instrument similar to a convertible promissory note. The SAFE document is not a debt instrument, but rather appears on the Fund’s capitalization table like other convertible securities such as options. Unlike a convertible note, the SAFE does not have a maturity date and contains provisions for conversion into shares of the Fund’s common stock or redemption upon the occurrences set forth therein. Additionally, a SAFE does not accrue interest.

The purchasers of SAFEs are referred to as “SAFE Investors.” As additional consideration of a SAFE Investor’s purchase of the SAFE, each SAFE Investor was granted a warrant to purchase the number of shares of the Fund’s common stock equal to the purchase amount of the SAFE divided by $10.00 per share (or such amount per share established pursuant to any amendment to the terms of the SAFE) multiplied by either 40% for Tranche 1 or 30% for Tranche 2 and Tranche 3, rounded down to the nearest whole share (the “Warrant Shares”) at a purchase price of $11.50 per Warrant Share, subject to such adjustments as set forth in the terms of the SAFE (the “Warrant”).

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Immediately prior to the SAFE Conversion (defined below), and in accordance with the terms of the SAFE agreement, the Fund performed a reverse stock split of shares of the common stock to ensure that a sufficient amount of shares of the common stock not owned by the Organizer would be outstanding after the SAFE Conversion.

On April 27, 2022, the Fund obtained approval from a majority of the SAFE holders to amend the SAFE Agreement to provide for a mandatory conversion of the SAFEs to shares of our common stock at a conversion price of $10.00 per share (the “SAFE Conversion”). On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

The SAFE Investors who acquired shares of the common stock in connection with the SAFE Conversion (the “Lock-Up Shares”) are subject to limitations on their ability to offer, sell or otherwise dispose of the Lock-Up Shares during the “Lock-Up Period”. Immediately following the date the shares are listed for trading on the NYSE, 25% of the Lock-Up Shares will be freely transferable and not subject to the lock-up provisions as defined in the Fund’s Registration Statement. The Lock-Up Period for the remaining Lock-Up Shares is:

●	with respect to the first 33.33% of the remaining Lock-Up Shares, 60 days after the date our shares are listed for trading on the NYSE,

●	with respect to an additional 33.33% of the remaining Lock-Up Shares, 120 days after the date our shares are listed for trading on the NYSE, and

●	with respect to the last 33.33% of the remaining Lock-Up Shares, 180 days after the date our shares are listed for trading on the NYSE.

Warrants

As additional consideration in connection with the Private Offering, the Fund issued to investors warrants (the “Warrants”) to purchase additional shares of the Fund’s common stock at a purchase price of $11.50 per Warrant, subject to certain adjustments set forth in the SAFE Agreement entered into between the Fund and purchasers of SAFEs. Pursuant to the terms of the Warrant Agreement, the Warrants had an expiration date of January 1, 2026.

The Fund evaluated the Warrants pursuant to ASC 480 to determine whether they represent an obligation requiring the Fund to classify the instruments as a liability. Management determined the Warrants did not meet the criteria to be classified as liabilities under ASC 480 and next evaluated them under ASC 815.

Management then determined the Warrants did not meet the definition of a derivative. It was thus determined to next evaluate them under the guidance in ASC 815-40-15-5 through 15-8 to determine whether they meet the criteria to be considered indexed to the Fund’s own stock. Management determined the Warrants did not meet the criteria to be considered indexed to the Fund’s own stock and were treated as a liability classified pursuant to ASC 815-40-15-7D.

After several discussions with the SEC staff, it was determined that the Warrants expired 120 days following the Fund’s registration as an investment company on May 13, 2022, pursuant to Section 18 of the 1940 Act.

(5)    Related Party Transactions

(a)    Management Fee

On April 29, 2022, the Fund and the Adviser entered into an investment advisory agreement (the “Advisory Agreement”), whereby the Adviser receives a base management fee in the amount of 2.00 percent per annum (the “Base Management Fee”) on the first business day of each month prior to a public listing of the Fund’s shares of common stock. The Base Management Fee is calculated based on the average value of the Fund’s invested capital. Under the Advisory Agreement, upon the listing of the Fund’s shares of common stock on a national securities exchange, the Adviser will receive a Base

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Management Fee, payable quarterly in arrears, in an amount equal to 0.625% per quarter (2.50% annualized) of the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts.

Prior to the execution of the Advisory Agreement, the Fund and the Adviser operated under a separate investment advisory agreement whereby the Adviser received management fees in the amount of 2.00 percent per annum on a monthly basis. Management fees under the prior investment advisory agreement were calculated based on (x) the aggregate amount of the SAFEs purchased by SAFE investors multiplied by (y) the management fee divided by (z) twelve.

Additionally, from time to time, the Fund will invest in SPVs that charge management fees in connection with the Fund’s investment. For the year ended December 31, 2023, the Fund paid $0 in management fees in connection with its investments in SPVs.

(b)    Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (the “Administrator”), serves as administrator to the Fund. Under the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement by and among the Fund, the Adviser and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Shares, and generally managing the administrative affairs of the Fund. Under the Fund Administration Servicing Agreement, the Administrator is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

(c)    Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (“USBGFS”) serves as the Fund’s dividend paying agent, transfer agent and registrar. Under a transfer agency services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the transactions processed. For the year ended December 31, 2023 the Fund paid $0 in transfer agent fees.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio. For the year ended December 31, 2023 the Fund paid $6,129 in custody fees.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. For the year ended December 31, 2023 the Fund paid $112,742 in chief compliance and principal financial officer fees.

(d)    Affiliated Partners

The Organizer has made payments of the Fund’s expenses and the Fund intends to reimburse the Organizer for these expenses. As of December 31, 2023, the reimbursable balance due to the Organizer is $65,767 as reported on the Statement of Assets and Liabilities.

As of December 31, 2023, Affiliates of the Fund owned 14.75% of the Fund’s shares.

(6)    Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of December 31, 2023, the Fund did not have any unfunded commitments and did not provide any financial support.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

(7)    Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2023, amounted to $3,629,636 and $0 respectively.

(8)    Tax

The Fund intends to elect to be treated, and to qualify annually, as a RIC under the Code, for U.S. federal income tax purposes beginning with its taxable year ended December 31, 2023. If the Fund is unable to qualify as a RIC, the Fund will continue to be taxed as a C Corporation for the 2023 taxable year. In order to qualify as a RIC, among other things, the Fund is required to distribute to its stockholders on a timely basis at least 90% of investment company taxable income and must meet certain asset diversification requirements on a quarterly basis. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund distributes to its stockholders as dividends and claims dividends paid deductions to compute taxable income. A RIC will not be eligible to utilize net operating losses. However, net operating losses may be available to offset any built-in gain on the Fund’s conversion from a C Corporation to a RIC and would continue to be available if the Fund fails to qualify as a RIC for the 2023 tax year. As a result of the Company electing to be treated as a RIC as of January 1, 2023, it may be required to pay a corporate-level U.S. federal income tax on the amount of the net built-in gains, if any, in its assets (the amount by which the net fair market value of the Company’s assets exceeds the net adjusted basis in its assets) as of the date of conversion (i.e., the beginning of the first taxable year that the Company qualifies as a RIC, which would be January 1, 2023) to the extent that such gains are recognized by the Company during the applicable recognition period, which is the five-year period beginning on the date of conversion.

Any corporate-level built-in-gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the assets with the built-in-gains are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by the Company in this 5-year period, the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax on built-in gains will be a Company expense that will reduce the amount available for distribution to stockholders. The built-in-gains tax is calculated by determining the RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of its first RIC year exceeds the aggregate adjusted basis of such assets at that time.

As of January 1, 2023, the Company had a net unrealized built-in loss. It does not expect to incur a built-in-gains tax for the 2023 tax year due to the fact that there are net unrealized built-in losses and as well as available net operating losses.

Depending on the level of taxable income earned in a tax year, a RIC may determine to retain taxable income in excess of current year dividend distributions and distribute such taxable income in the next tax year. A RIC may then be required to incur a 4% excise tax on such income. To the extent that the RIC determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the RIC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

The tax character of dividends paid to shareholders during the tax years ended in 2023 and 2022, as noted below, was as follows:

	2023	2022
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Permanent items identified during the year ended December 31, 2023 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT
$21,351,318	($21,351,318)

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include conversion-related items, differences in the book and tax basis of certain assets and liabilities, amortization of start-up costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items.

The following information is provided on a tax basis as of December 31, 2023:

Cost of investments	$87,186,116
Unrealized appreciation	9,568 ,520
Unrealized depreciation	(39,373,377)
Net unrealized appreciation/(depreciation)	(29,804,857)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Accumulated gain/(loss)	(3,644,927)
Total accumulated gain/(loss)	$(33,449,784)

As of December 31, 2022, the Company had a net operating loss carryforward for federal income tax purposes of $3,588,375. This net operating loss may be carried forward indefinitely but would not be useable to offset income in taxable years in which the Company qualifies as a RIC. This net operating loss may also be subject to Section 382 limitations.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended December 31, 2023 and December 31, 2022, we had capital loss carryforwards of $0 and $0, respectively, available for use in later tax years. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code. The Fund has $0 of short-term capital loss carryforwards and $0 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2020 through December 31, 2023 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

(9)    Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Fund as of the specified effective date.

In June 2022, the FASB issued ASU No. 2022-03 “Fair Value Measurements (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The standard is effective for annual periods beginning after December 15, 2023, and should be applied prospectively. Early adoption is permitted. The Fund has elected the early adoption of ASU 2022-03.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

(10)    Subsequent Events

Management has evaluated subsequent events for potential recognition and/or disclosure through the date of issuance of these financial statements and determined that none were necessary other than as set forth below.

As of January 22, 2024, DXYZ OAI I LLC has invested 100% of its capital into OpenAI Inc.

Destiny Tech100 Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Destiny Tech100 Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Destiny Tech100 Inc. (the “Fund”) including the schedule of investments as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with fund managers, custodians and portfolio companies or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Marcum LLP

We have served as the Fund’s auditor since 2022.

San Francisco, CA

February 29, 2024

Destiny Tech100 Inc.

Additional Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Name, Address, Social Security number

● Proprietary information regarding your beneficiaries

● Information regarding your earned wages and other sources of income

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

● To know investors’ identities and thereby prevent unauthorized access to confidential information;

● Design and improve the products and services we offer to investors;

● Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Destiny Tech100 Inc. doesn’t jointly market.

Destiny Tech100 Inc.

Directors and Officers (Unaudited)
December 31, 2023

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Directors and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. The business address for each Director and officer of the Fund is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701. The Fund’s statement of additional information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Sohail Prasad, 30	Director and Chief Executive Officer	Director since November 2020; Term expires 2025	Founder, Chairman of the Board and Chief Executive Officer, Destiny XYZ (2020 – present); Chief Executive Officer, Destiny Advisors LLC (2020 – present); Chief Executive Officer, Forge (2014 – 2018); Founding Partner, S2 Capital (2012 – present)	1	None
Independent Directors
Travis Mason, 38	Director	Director since April 2022; Term expires 2026	Operating Partner, 776 Fund Management (2021 – 2022); Fellow, Massachusetts Institute of Technology (2020 – 2021); Vice President, Certification and Regulation, Airbus (2017 – 2020)	1	None
Lisa Nelson, 47	Director	Director since August 2023; Term expires 2025	Director, Astra Space (2021-present); Director, Seattle Bank, Inc. (2021- present); Managing Director, Microsoft (2005-2019); Advisor, Brooks Running (2021-present); Advisor, Flying Fish (2020-present); Advisor, Movac (2020- present)	1	Director, Astra Space (NASDAQ: ASTR); Director, Seattle Bank, Inc.;

Destiny Tech100 Inc.

Directors and Officers (Unaudited)
December 31, 2023 (Continued)

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Executive Officers
Ethan Silver, 47	Chief Operating Officer	Chief Operating Officer since May 2021	Partner, Lowenstein Sandler LLP (2016 – present)	N/A	N/A
Peter Sattelmair, 46	Chief Financial Officer	Chief Financial Officer since April 2022	Director, PINE Advisor Solutions (2021 – present); Director of Fund Operations and Assistant Treasurer, Transamerica Asset Management (2015 – 2021)	N/A	N/A
Cory Gossard, 50	Chief Compliance Officer	Chief Compliance Officer since April 2022	Director, PINE Advisor Solutions (2021 – present); Chief Compliance Officer, SS&C ALPS	N/A	N/A

(1)	The address for each Director and officer is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Investment Adviser

Destiny Advisors, LLC
Austin, TX

Legal Counsel

Eversheds Sutherland
Washington, DC

Independent Registered Public Accounting Firm

Marcum LLP
San Francisco, CA

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC
Milwaukee, WI

Custodian

U.S. Bank, N.A.
Cincinnati, OH

Trustees

Travis Mason
Lisa Nelson
Sohail Prasad

Director and Chief Executive Officer

Sohail Prasad

Chief Operating Officer

Ethan Silver

Principal Financial Officer and Treasurer

Peter Sattelmair

Chief Compliance Officer

Cory Gossard

This page intentionally left blank.

This page intentionally left blank.

**D/XYZ IS REDEFINING THE VENTURE INVESTMENT ECOSYSTEM SO IT SERVES EVERYONE, GIVING GROWTH BACK TO EVERYDAY INVESTORS BY PROVIDING PUBLIC ACCESS TO THE PRIVATE MARKET.**

D/XYZ
DESTINY TECH100 1401 LAVACA STREET, #144 AUSTIN, TX 78701

DESTINY.XYZ

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Lisa Nelson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023*	FYE 12/31/2022
( a ) Audit Fees	$240,000	$282,000
( b ) Audit-Related Fees	$45,000	$0
( c ) Tax Fees	$20,000	$20,000
( d ) All Other Fees	$0	$0

*	Fees are estimated for 2023.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Marcum LLP applicable to non-audit services pursuant to the pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	100%	0%
Tax Fees	100%	100%
All Other Fees	0%	0%

(f) Not Applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023*	FYE 12/31/2022
Registrant	$20,000	$20,000
Registrant’s Investment Adviser	None	None

*	Fees are estimated for 2023.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Lisa Nelson and Travis Mason.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

Destiny Tech100 Inc. (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Destiny Advisors LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1. Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“1940 Act”).

2. Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-1A a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3. Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

4. Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

Providing a summary of the material changes to a proxy policy during the period covered by the Adviser CCO’s annual compliance report to the Board to the Fund’s Chief Compliance Officer (“CCO”), and a redlined copy of such Proxy Policy as applicable.

The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

5. Review Responsibilities

The Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information. If the Adviser retains a proxy-voting service, the Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

6. Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

7. Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser through a third-party proxy voting service.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of December 31, 2023 are:

Sohail Prasad.

Mr. Prasad is the Registrant’s  Chairman of the Board and Chief Executive Officer and is Founder, Chairman, & Chief Executive Officer of Destiny XYZ Inc. Prior to founding Destiny, Mr. Prasad founded and served as CEO of Forge (NYSE:FRGE), a global private securities marketplace building trading, custody, and data infrastructure to meet the needs of high-growth unicorn companies, employees, and investors. In March 2022, Forge became the first dedicated trading platform for private shares to become a public company. As an eighteen-year-old, Mr. Prasad was among the youngest founders to go through Y Combinator, a start-up accelerator, and was later named a Thiel Fellow by the Thiel Foundation. Over the years, Mr. Prasad has advised and invested in over 200 startups, including as seed investor in notable startups such as Rippling, Rappi, Notion, Retool, Vise, Mercury, and Superhuman. Prior to founding Forge, Mr. Prasad held roles in product management at Zynga, as an early engineer at mobile advertising firm Chartboost, and various other roles at Google and the MIT Media Lab. Mr. Prasad attended Carnegie Mellon University where he studied Electrical & Computer Engineering before dropping out. Mr. Prasad has been the Registrant’s Portfolio Manager since the Registrant’s inception.

Christine Healey.

Ms. Healey is Head of Private Markets of Destiny Advisors LLC and is a member of the Registrant’s Investment Committee. She has extensive multifunctional experience in pre-IPO investments, having previously worked at Forge for more than three years. Christine worked at Forge in San Francisco and Hong Kong in roles across Business Development & Marketplace, Operations and APAC Expansion. Before Forge, Ms. Healey worked in Investment Banking at Jefferies and Credit Suisse, spending time in New York and San Francisco across Technology & Energy verticals. Ms. Healey is a University of Chicago alumnus. Ms. Healey has been the Registrant’s Portfolio Manager since November 2021.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about funds and accounts other than the Company for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2023:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sohail Prasad	$—	$—	$—	$—	$—	$—
Christine Healey	$—	$—	$—	$—	$—	$—

(a)(3) Compensation of Portfolio Managers and Potential Conflicts of Interest. The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Adviser.

(a)(4) Dollar Range of Securities Owned as of December 31, 2023

The table below shows the dollar range of shares of our common stock beneficially owned by the members of the Investment Committee as of December 31, 2022 stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities in Destiny Tech100 Inc. (1)
Sohail Prasad	Over $100,000
Christine Healey	None

(1) Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness in the Registrant’s internal control over financial reporting described below.

Material Weakness in Internal Control over Financial Reporting

For certain of the Fund’s portfolio investments held in special purpose vehicles, Management did not have adequate controls to receive and evaluate underlying financial information that is relevant in the financial reporting process.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management is addressing the receipt of underlying financial information from the special purpose vehicles to ensure all relevant information required for the financial reporting process is received in a timely manner and evaluated by management.

(b)	Change in Internal Controls

Other than the steps taken to enhance the controls noted above there were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

None.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable.

(1)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destiny Tech100 Inc.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, President/Principal Executive Officer

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, President/Principal Executive Officer

Date:	March 8, 2024

By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer/Principal Financial Officer

Date:	March 8, 2024